                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 5, 2003

                                 --------------

                              Stonepath Group, Inc.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     001-16105                 65-0867684
 ----------------------------     -----------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


    1600 Market Street, Suite 1515
       Philadelphia, Pennsylvania                             19103
----------------------------------------                   ------------
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

Item 5. Other Events and Required FD Disclosure
-----------------------------------------------

         On September 8, 2003, Stonepath Group, Inc.(the "Company") issued a press release announcing that its credit facility has been increased by $5 million to $20 million, providing additional flexibility for the Company's acquisition strategy and on-going working capital requirements. The secured credit facility was obtained from LaSalle Business Credit, LLC, a subsidiary of ABN AMRO.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

       Exhibit Number            Description
       --------------            -----------

       10.10 Second Amendment to Loan and Security Agreement dated September 5, 2003 by and among LaSalle Business Credit, LLC, Stonepath Group, Inc., Contract Air, Inc., Distribution Services, Inc., Global Container Line, Inc., M.G.R., Inc., Net Value, Inc., Stonepath Logistics Domestic Services, Inc., Stonepath Logistics Government Services, Inc., Stonepath Logistics International Services, Inc., Stonepath Logistics International Services, Inc., Stonepath Operations Inc., and United American Acquisitions and Management, Inc.

       99.1                      Press Release dated September 8, 2003



Item 9.  Regulation FD Disclosure.
----------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

         Commencing on September 9, 2003, the Company will participate in a series of meetings with private investors relative to the possibility of raising capital through a sale of securities in a private placement transaction. At these meetings the Company intends to present the information contained in the following slides, some of which may constitute material non-public information. Certain of the slides include information on the Company's historic and projected EBITDA. The Company's management believes that information on its EBITDA is useful to investors because its GAAP-based net income includes a charge for the amortization of acquired customer relationship intangible assets. This amortization creates a discrepancy with the economic reality of the growth in customer relationships experienced by the Company. A reconciliation of the EBITDA information to the Company's historic and projected EBITDA is included at the end of this Item 9.

                         Company Presentation Materials
                         ------------------------------




                       [Graphic Omitted] STONEPATH GROUP
                       Global Logistics for a New World


                            Overview | September 2003

                                                              [Graphic Omitted]
                                                                  AMERICAN
                                                              STOCK EXCHANGE(R)
                                                                   LISTED
                                                                   STG(TM)

Safe Harbor Statement
---------------------

      This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and
      Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filings and other public documents, including our 2002 Annual Report on Form 10-K/A, our Quarterly Report on Form 10-Q/A for the period ending June 30, 2003, which can be found on our corporate Web site, www.stonepath.com.
                                                    ------------------

                                          [Graphic Omitted] STONEPATH GROUP p. 2

Our Mission
-----------

 o To become a leading provider of global integrated logistics services by combining experienced logistics companies with innovative technologies.


                               [Graphic Omitted]

                                          [Graphic Omitted] STONEPATH GROUP p. 3

Building Shareholder Value
--------------------------

                      STG vs. Nasdaq Transportation Index
                              (1 Year Comparison)

                                                                    STG:
                               [Graphic Omitted]                    +101%

                                                                    Nasdaq
                                                                    Trans
                                                                    Index:
                                                                    +56%





                                          [Graphic Omitted] STONEPATH GROUP p. 4

Key Facts
---------



Symbol                                              STG (AMEX)
--------------------------------------------------------------------------------
Corporate Headquarters                              Philadelphia, PA
--------------------------------------------------------------------------------
Amex Listing                                        Sept. 2000
--------------------------------------------------------------------------------
Stock Price (9/04/03) and 52-Week Range             $2.27 || $1.01 to $3.29
--------------------------------------------------------------------------------
Primary and Fully Diluted Shares Outstanding        29mm || 45mm
--------------------------------------------------------------------------------
Float                                               27mm
--------------------------------------------------------------------------------
Market Cap                                          $65.8mm
--------------------------------------------------------------------------------
Volume (daily 90-day average)                       161,500
--------------------------------------------------------------------------------
Debt (9/04/03)                                      $11.5mm
--------------------------------------------------------------------------------
Insider Ownership                                   15% of fully diluted shares
--------------------------------------------------------------------------------
Institutional Ownership                             11% of fully diluted shares
--------------------------------------------------------------------------------
Employees                                           650
--------------------------------------------------------------------------------



                                          [Graphic Omitted] STONEPATH GROUP p. 5

Management
----------

      o  Dennis Pelino - Chairman & Chief Executive Officer

      o  Bohn Crain - Chief Financial Officer & Treasurer

      o  Neil O'Connell - Chief Technology Officer

      o  Gary Koch - CEO, Domestic Operations

      o  Jason Totah - CEO, International Operations


                                          [Graphic Omitted] STONEPATH GROUP p. 6

                        A Global Logistics Organization
                        -------------------------------

                   ---------------------------
                         [Graphic Omitted]
                             STONEPATH
                   ---------------------------
                     |                      |
        -----------------               ----------------------
        Domestic Services               International Services
           Division                           Division
        -----------------               ----------------------

       Complete U.S. Network               Worldwide Network

       Time-Definite Transportation        Air & Ocean Freight
       & Distribution Services for         Services
       Retail Industry
                                           Serve Multi-Market Needs
       Time-Definite Transportation        for Global Client Base
       for Automotive Industry
                                           International Freight
       Providing Logistics Services        Forwarding, Customs and
       for DOD Contractors                 Logistics Services

                                           Serve Multi-Market Needs
                                           for Global Client Base


                                          [Graphic Omitted] STONEPATH GROUP p. 7

                   Aggressive Expansion & Profitable Results
                   -----------------------------------------


($millions except per share figures)

                               [Graphic Omitted]


        Gross Revenue                                    EBITDA

2001A        2002A        2003E            2001A        2002A        2003E
-----        -----        -----            -----        -----        -----
15.6         139.7        210.0            (2.8)         4.6          8.9


        Net Income                                    Diluted EPS

2001A        2002A        2003E            2001A        2002A        2003E
-----        -----        -----            -----        -----        -----
(3.3)         2.4          5.4             (0.16)        0.08        0.13


Note: EBITDA, Net Income and Diluted EPS information presented here excludes amounts attributed to Discontinued Operations and Preferred Dividend.





                                          [Graphic Omitted] STONEPATH GROUP p. 8

                                Logistics Market
                                ----------------

                                   Domestic   Global              %
                                   --------   ------             ---

 o       Non-Outsourced Logistics   $659 B    2,760 B            92%

----------------------------------------------------------------------
 o       3PL Providers               $61 B      240 B             8%
                                     -----    -------          -----
----------------------------------------------------------------------

    Total 2001 Estimates            $720 B   $3,000 B           100%


 Source: Armstrong & Associates, SalomonSmithBarney and USbancorp Piper Jaffray


                                          [Graphic Omitted] STONEPATH GROUP p. 9

                             Market Characteristics
                             ----------------------

 o       Highly Fragmented
            Over 5,000 regional logistics companies between $5-$50 million in revenues, in the U.S. alone

 o       Growth Drivers:
            o   Globalization
            o   Technology
            o   Outsourcing
            o   Supply Chain Efficiency

 o       3 to 5-year projected CAGR is 15 - 20%

                                         [Graphic Omitted] STONEPATH GROUP p. 10

                     Serving Customers throughout the U.S.
                     -------------------------------------

Philadelphia, Corp. HQ
Minneapolis
Milwaukee
Chicago
Indianapolis
Detroit
St. Louis
Miami
Atlanta
Norfolk                       [Graphic Omitted]
Washington, D.C.
New York, NY
Boston
Portland, ME
Seattle
Portland, OR
San Francisco
Los Angeles
Phoenix
Salt Lake City
El Paso
Dallas/Fort Worth





                                         [Graphic Omitted] STONEPATH GROUP p. 11

                      And throughout our Worldwide Network
                      ------------------------------------

                            [Graphics omitted: Maps]


Europe                   Asia                   Latin
------                   ----                   America
o AUSTRIA                o CHINA                -------
o BELGIUM                o JAPAN                o BRAZIL
o CYPRUS                 o HONG KONG            o ARGENTINA
o CZECH REPUBLIC         o TAIWAN               o VENEZUELA
o DENMARK                o PAKISTAN             o PANAMA
o FINLAND                o INDIA                o BELIZE
o FRANCE                 o NEPAL                o PERU
o GERMANY                o BURMA                o COLUMBIA
o GREECE                 o THAILAND             o BOLIVIA
o HUNGARY                o CAMBODIA             o PARAGUAY
o IRELAND                o MALAYSIA             o URUGUAY
o ITALY                  o SINGAPORE            o CHILI
o MALTA                  o INDONESIA            o GUYANA
o NETHERLANDS            o SRI LANKA            o HONDURAS
o NORWAY                                        o COSTA RICA
o POLAND
o PORTUGAL
o ROMANIA
o RUSSIA
o SPAIN
o SWEDEN
o SWITZERLAND
o UKRAINE
o UNITED KINGDOM




                                         [Graphic Omitted] STONEPATH GROUP p. 12

                           Deep Client Relationships
                           --------------------------






[GRAPHIC OMITTED: TARGET LOGO]          [GRAPHIC OMITTED: LOCKHEED MARTIN LOGO]

[GRAPHIC OMITTED: BEST BUY LOGO]

[GRAPHIC OMITTED: WILSONS LEATHER LOGO]

[GRAPHIC OMITTED: FORD LOGO]

[GRAPHIC OMITTED: DAIMLER CHRYSLER LOGO]    [GRAPHIC OMITTED: CARPET ONE LOGO]

[GRAPHIC OMITTED: GM LOGO]           [GRAPHIC OMITTED: BUFFALO WILD WINGS LOGO]

[GRAPHIC OMITTED: AT&T Wireless LOGO]



 o  Target Corp. "Transportation Carrier of the Year" Award (2002)

 o  Best Buy "Excellence in Supply Chain" Award (2003 and 2002)

 o  Best Buy "Best of the Best" Vendor Award (2001)



                                         [Graphic Omitted] STONEPATH GROUP p. 13

                         Stonepath's Acquisition Trail
                         -----------------------------

         G-Link Group                                       $15MM                           August 11, 2003

    Customs Services Int'l.                                 $15MM                           July 17, 2003

       Regroup Express                                      $18MM                           June 23, 2003

[LOGO OMITTED] UNITED AMERICAN                              $24MM                           May 28, 2002
-----------------------------
    FREIGHT SERVICES, INC.
A STONEPATH LOGISTICS COMPANY

          GLOBAL(SM)                                        $75MM                           April 4, 2002
TRANSPORTATION SERVICES, INC.
-----------------------------
A STONEPATH LOGISTICS COMPANY

           AIR PLUS
-----------------------------
        L I M I T E D                                       $66MM                           October 5, 2001
=============================
A STONEPATH LOGISTICS COMPANY
                                                          -----------
2002 Pro Forma Revenues                                     $213MM





                                         [Graphic Omitted] STONEPATH GROUP p. 14

                              Acquisition History
                              -------------------

              --------------------------------------------------------------------------------------------------------------
                                                                     Air Plus              Global               UAFS
                                                                     --------              ------               ----

              Cash on Close                           A               $17.50               $5.00                $5.10
              Base Earn-Out                                           $17.00               $5.00                $5.00
              Base Purchase Price                     B               $34.50              $10.00               $10.10
              Additional Earn-Out                                        -                 $2.00 (1)            $6.00 (2)
                                                                      ------               -----                -----
              Total Purchase Price                                    $34.50              $12.00               $16.10

              Annual Earnings Target                  C                $6.00               $2.00                $2.20

                                                                              Valuation Multiple - Earn-Out Targets
                                                                         ---------------------------------------------
              Based on Cash at Close                 A/C                 2.9x                2.5x                 2.3x
              Including Base Earn-Out                B/C                 5.8x                5.0x                 4.6x
                                                                         ---------------------------------------------

              --------------------------------------------------------------------------------------------------------------

(1) 40% of earnings in excess of $10M over the 5 year earn-out period up to a maximum of $2M.

(2) 50% of earnings in excess of $2.2M annual earnings target for each of the 4 years of the earn-out period, subject to a maximum of $6M.

*In millions except for multiples

                                         [Graphic Omitted] STONEPATH GROUP p. 15

                           Acquisition Considerations
                           --------------------------

 o  Candidate Attributes
      Profitable
      Strong customer relations
      Integratable
      Management must stay
      Accept earn-out methodology

 o  Transaction Mechanics
      Purchase Price:               $0.5mm to $50mm
      Valuations:                   3x-6x Pre-Tax Earnings
      Cash Up-Front:                30%-50% of Total Consideration
      Contingent Purchase Price     50%-70% of Total Consideration

                                         [Graphic Omitted] STONEPATH GROUP p. 16

                          Integration & Organic Growth
                          ----------------------------

 o  "Strategic Integration Committee" producing results

 o  Maximizing best practices between companies

 o  Fostering organic growth

 o  Investing in businesses through specific performance initiatives:
      Technology
      Shared services
      Expanded sales force
      Opening additional logistics centers to meet client needs


                                         [Graphic Omitted] STONEPATH GROUP p. 17

                           3PL Competitive Landscape
                           -------------------------

($millions except per share figures)

                                       Financial Data (LTM)                  Market Data             Valuation
                               --------------------------------------     --------------------    -------------------

                                 Gross                Net    Diluted                    Recent    Trailing    2003E
Company                         Revenue   EBITDA     Income    EPS         Mkt Cap     Price (a)     PE         PE
----------------------------------------------------------------------------------------------------------------------
CH Robinson Worldwide          $ 3,362.5  $ 183.7    $106.1   $ 1.24       $3,307.1     $ 39.06      31.4x      29.4x

Expeditors Int'l of Washington $ 2,493.6  $ 222.0    $119.6   $ 1.11       $3,981.5     $ 38.00      34.1x      32.2x

EGL, Inc.                      $ 1,916.6  $  72.0    $ 21.7   $ 0.47       $  856.8     $ 18.15      38.7x      26.3x

UTi Worldwide (b)              $   459.2  $  61.3    $ 32.5   $ 1.06       $1,120.1     $ 36.42      34.5x      27.8x

----------------------------------------------------------------------------------------------------------------------
Median                         $ 2,205.1  $ 127.8    $ 69.3                $2,213.6     $ 37.21      34.3x      28.6x

Average                        $ 2,058.0  $ 134.7    $ 70.0                $2,316.4     $ 32.91      34.7x      28.9x
----------------------------------------------------------------------------------------------------------------------

Stonepath Group                $   193.7  $   6.3    $  3.8   $ 0.10       $   65.8     $  2.27      22.6x      15.1x

                                                                    --------------------------------------------------
                                                                    Premium/(Discount) to Median      -34%       -47%
                                                                    --------------------------------------------------

(a) As of market close September 4, 2003.

(b) Based on LTM April 2003 financial statements. Others based on LTM June 2003 financial statements.



Source:  Multex and Stonepath Management



                                         [Graphic Omitted] STONEPATH GROUP p. 18

                           Stonepath Milestone Review
                           --------------------------



2002 Acquired Global Transportation Services, international platform Opened logistics centers in Miami and New York
                 Acquired United American, adding automotive niche
                 $15M credit facility in place
                 Transport Specialists (TSI) acquired, government sector
                 Opened logistics center in Hong Kong

2003             Tech-Logis(TM) system announced
                 Opened Norfolk, Va., logistics center
                 $6M private placement completed
                 Full year of profitability reported for 2002
                 Opened Indianapolis logistics center
                 Acquired business of Regroup Express
                 Acquired business of Customs Services International Acquired 70% interest in G-Link Group's Singapore and
                  Cambodian operation
                 Increased credit facility to $20M

                                         [Graphic Omitted] STONEPATH GROUP p. 19

Summary
-------

 o   Building blocks and platform are in place

 o   Significant opportunities to acquire profitable companies

 o   Solid revenue and earnings growth

 o   FY03 earning estimates at $5 million ($0.13 per fully diluted share)

 o   STG trading at significant discount compared to peer group

 o Each additional $10 million deployed in acquisitions could equate to at least $4 million in incremental ebitda

 o   Goal is to generate $500 million in run-rate revenues by the end of 2006

                                         [Graphic Omitted] STONEPATH GROUP p. 20

    A reconciliation of the EBITDA information contained in the foregoing slides to the most directly comparable GAAP measure in accordance with SEC Regulation
G follows:



                                      Calendar Year                     LTM
                                      -------------                     ---
                                                  (amounts in millions)
                                 2001      2002           2003

  Net income(1)                  (3.3)      2.4            5.4          3.8
  Income taxes                      -        .1             .3           .2
  Interest expense                  -         -             .2            -
  Depreciation and amortization    .5       2.1            3.0          2.3
                                 ----      ----           ----         ----
  Earnings before interest,
  taxes, depreciation
  and amortization (EBITDA)      (2.8)      4.6            8.9          6.3
                                 ====      ====           ====         ====

  ----------
  (1) Net Income and EBITDA information presented excludes amounts attributable to discontinued operations and preferred dividens.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        STONEPATH GROUP, INC.



Date:  September 9, 2003           By: Dennis L. Pelino
                                       -----------------------------------------
                                   Name:  Dennis L. Pelino
                                   Title:   Chairman and Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit Number                  Description
--------------                  -----------
         10.10                  Second Amendment to Loan and Security Agreement
                                dated September 5, 2003 by and among LaSalle
                                Business Credit, LLC, Stonepath Group, Inc.,
                                Contract Air, Inc., Distribution Services, Inc.,
                                Global Container Line, Inc., M.G.R., Inc., Net
                                Value, Inc., Stonepath Logistics Domestic
                                Services, Inc., Stonepath Logistics Government
                                Services, Inc., Stonepath Logistics
                                International Services, Inc., Stonepath
                                Logistics International Services, Inc.,
                                Stonepath Operations Inc., and United American
                                Acquisitions and Management, Inc.


         99.1                   Press Release dated July 15, 2003